Exhibit 99.3

Title text 2 MAY 12, 2025 APG808 Phase 1b interim results

APG808 PHASE 1b

Disclaimers and Forward-looking Statements

This presentation contains certain "forward-looking statements" within the meaning of applicable securities laws. Other than statements of historical facts, all statements included in this presentation are forward-looking statements, including statements about our plans for APG808; treatment outcomes of APG808; the potential for APG808 to improve clinical outcomes for patients with asthma over the current standard of care; the potential safety of APG808 and the potential clinical benefit of APG808. In some cases, you can identify forward-looking statements by terms such as "anticipate," "believe," "can," "could," "design," "estimate," "expect," "intend," "likely," "may," "might," "plan," "potential," "predict," "suggest," "target," "will," "would," or the negative of these terms, and similar expressions intended to identify forward-looking statements. The forward-looking statements are based on our beliefs, assumptions and expectations of future performance, taking into account the information currently available to us. These statements are only predictions based upon our current expectations and projections about future events. Forward-looking statements are subject to known and unknown risks, uncertainties and other factors that may cause our actual results, level of activity, performance or achievements to be materially different from those expressed or implied by such forward-looking statements, including those risks described in "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our Annual Report on Form 10-K for the year ended December 31, 2024, filed with the U.S. Securities and Exchange Commission ("SEC") on March 3, 2025, our Quarterly Report on Form 10-Q for the three months ended March 31, 2025, to be filed with the SEC on May 12, 2025, and subsequent disclosure documents we may file with the SEC. Although we have attempted to identify important factors that could cause actual results to differ materially from those contained in forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended.

This presentation concerns a drug candidate that is under clinical investigation, and which has not yet been approved by the U.S. Food and Drug Administration. It is currently limited by federal law to investigational use, and no representation is made as to its safety or effectiveness for the purposes for which it is being investigated.

The assumptions used in the preparation of this presentation, although considered reasonable by us at the time of preparation, may prove to be incorrect. You are cautioned that the information is based on assumptions as to many factors and that actual results may vary from the results projected, and such variations may be material. Accordingly, you should not place undue reliance on any forward-looking statements contained herein or rely on them as predictions of future events. All forward-looking statements in this presentation apply only as of the date made and are expressly qualified by the cautionary statements included in this presentation. We do not undertake to update any forward-looking statements, except in accordance with applicable securities laws.

The trademarks, trade names and service marks appearing in this presentation are the property of their respective owners. Certain information contained in this presentation relate to or are based on studies, publications and other data obtained from third-party sources as well as our own internal estimates and research. While we believe these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources.

APOGEE THERAPEUTICS © Apogee Therapeutics, Inc
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APG808 PHASE 1b

APG808 Phase 1b interim data met or exceeded trial objectives

GOAL

Confirm safety of APG808 as monotherapy in an **asthma patient population**

RESULT

Multiple doses of 600mg were **well-tolerated**

✓ ACHIEVED

GOAL

Demonstrate activity of APG808 via **maximal suppression of FeNO in line with standard of care** (~10-15 ppb change from baseline)

RESULT

Maximum FeNO reduction of 32 ppb (53% decrease from baseline)[1]

✓ EXCEEDED

GOAL

Show **durable suppression of FeNO supporting every 2-month dosing or less frequent**

RESULT

Sustained >30 ppb reduction from baseline through **week 12**

✓ ACHIEVED

© Apogee Therapeutics, Inc

NOTE: [1] Mean change from baseline in FeNO (ppb) and mean percent change from baseline FeNO, maximum mean reduction at D36. FeNO = fractional exhaled nitric oxide. Ppb = parts per billion. Data reported through week 12.

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APG808 PHASE 1b

APG808 Phase 1b in mild-to-moderate asthma patients is fully enrolled with interim data for all patients

Design elements

Double-blind, placebo-controlled
two-dose regimen in patients with asthma

N = 22[1]

Key inclusion criteria:
- Mild-to-moderate asthma
- FeNO ≥25 ppb

Primary endpoint: safety

Additional endpoints: change in fractional exhaled nitric oxide (FeNO), PD

Schematic


APG808
600 mg D1, D29
3:1
Placebo

NOTE: [1] 22 patients were included in the safety population (17 treatment, 5 placebo), 21 in the PD population (16 treatment, 5 placebo), and 20 in FeNO analysis population (15 treatment, 5 placebo). 1 patient was excluded from both PD and FeNO analysis populations after misdosing (received placebo at D1 and active dose D29) but included in the treatment safety population. 1 patient was excluded from FeNO analysis population due to FeNO falling below 25ppb at the baseline D1 measurement.

© Apogee Therapeutics, Inc

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5 © Apogee Therapeutics, Inc APG808 PHASE 1b Baseline characteristics are in line with expectations NOTE: 1 APG808 safety population includes 1 patient who was misdosed (received placebo at D1 and active dose D29). 2 Tobacco use is inclusive of cigarettes, cigars, and smokeless tobacco or nicotine products. Multiple Dose APG808 600 mg D1, D29 N=17 1 Placebo D1, D29 N=5 26.5 (6.7) 33.0 (12.6) Age in years, mean (SD) 35.3% 40.0% Female 70.6% 100.0% White 75.8 (13.7) 73.7 (14.5) Weight in kg, mean (SD) 41.2% 60.0% Patients on daily ICS ± LABA (%) 88.2% 0.0% 11.8% 40.0% 20.0% 40.0% Tobacco use 2 Never Current Former 52.6 (27.4) 47.6 (10.8) FeNO in ppb, mean (SD) Demographics were generally well - balanced across cohorts

6 © Apogee Therapeutics, Inc APG808 PHASE 1b Multiple doses of APG808 were well - tolerated in mild - to - moderate asthma patients NOTE: TEAE = Treatment - Emergent Adverse Event. 1 1 patient was misdosed (received placebo on D1 and active dose on D29) but remains included in the APG808 safety population. This patient developed eczema before D29 (see detail on next page). Multiple Dose APG808 600 mg D1, D29 N=17 Placebo D1, D29 N=5 n (%) 16 (94.1%) 1 5 (100.0%) ≥1 TEAE 0 0 ≥1 serious TEAE 0 0 ≥1 Grade 3 TEAE 5 (29.4%) 2 (40.0%) ≥1 drug - related TEAE 0 0 ≥1 drug - related serious TEAE 0 0 ≥1 drug - related Grade 3 TEAE 0 0 Discontinued study due to TEAE The safety profile is in line with expectations for therapies targeting IL - 4Rɑ

© Apogee Therapeutics, Inc 7 APG808 PHASE 1b Multiple Dose APG808 600 mg D1, D29 N=17 Placebo D1, D29 N=5 AE occurring in ≥5% of total population 1 n (%) 8 (47.1%) 2 (40.0%) Headache 3 (17.6%) 0 (0.0%) Injection site erythema 2 (11.8%) 1 (20.0%) Upper respiratory tract infection 1 (6.3%) 1 (16.7%) 2 Eczema 2 (11.8%) 0 (0.0%) Injection site bruising 1 (5.9%) 1 (20.0%) Injection site pain 2 (11.8%) 0 (0.0%) Nausea NOTE: 1 Inclusive of AEs detected in ≥5% of total population (≥2 patients). 2 1 patient was misdosed (received placebo at D1 and active dose D29) but remains included in the APG808 safety population. This patient developed a case of eczema before D29. Therefore, the eczema case is included in the placebo column of this safety table. For the eczema row N = 6 for placebo and N=16 for APG808 group. Multiple doses of APG808 were well - tolerated in mild - to - moderate asthma patients

8 © Apogee Therapeutics, Inc APG808 PHASE 1b APG808 rapidly and durably suppressed FeNO through week 12 Maximum FeNO change from baseline FeNO change from baseline APG808 600 mg D1, D29 (N=15) APG808 showed greater mean FeNO reduction relative to DUPIXENT Placebo D1, D29 (N=5) - 40 - 30 - 20 - 10 0 FeNO , mean change from baseline “ SEM ( ppb ) FeNO , mean change from baseline ( ppb ) -40 -30 -20 -10 0 10 0 4 8 12 weeks NOTE: 2 patients were excluded from FeNO analysis population. 1 patient was misdosed (received placebo at D1 and active dose D29). 1 patient had FeNO below 25ppb at the baseline D1 measurement. Data are derived from different clinical trials conducted at different times, with differences in trial design and patient po pul ations. As a result, cross - trial comparisons cannot be made, and no head - to - head clinical trials have been conducted. DUPIXENT data is from the 300mg Q2W dose in two Ph3 studies. APG808 is an investigational drug and has not been approved by the FDA as safe and effective. BL = baseline. SOURCE: 1 Castro M, et al. NEJM 2018. 2 Rabe KF et al. NEJM, 2018. DUPIXENT 2 VENTURE DUPIXENT 1 QUEST APG808 Ph1b 36 34 53 BL FeNO (ppb)

9 © Apogee Therapeutics, Inc APG808 PHASE 1b APG808 rapidly and durably suppressed FeNO through week 12 Maximum percent FeNO change from baseline FeNO percent change from baseline APG808 600 mg D1, D29 (N=15) Placebo D1, D29 (N=5) - 60 0 - 40 - 20 NOTE: 2 patients were excluded from FeNO analysis population. 1 patient was misdosed (received placebo at D1 and active dose D29). 1 patient had FeNO below 25ppb at the baseline D1 measurement. Data are derived from different clinical trials conducted at different times, with differences in trial design and patient po pul ations. As a result, cross - trial comparisons cannot be made, and no head - to - head clinical trials have been conducted. DUPIXENT data is from the 300mg Q2W dose. APG808 is an investigational drug and has not been approved by the FDA as safe and effective. BL = baseline. SOURCE: 1 Castro M, et al. NEJM 2018. DUPIXENT 1 QUEST APG808 Ph1b 34 53 BL FeNO (ppb) FeNO , mean percent change from baseline “ SEM (%) -80 -60 -40 -20 0 20 0 4 8 12 FeNO , mean percent change from baseline ( % ) weeks APG808 showed greater percent FeNO reduction relative to DUPIXENT

10 © Apogee Therapeutics, Inc APG808 PHASE 1b APG808 rapidly and durably suppressed pSTAT6 and showed changes in TARC similar to DUPIXENT Median % pSTAT6 APG808 TARC suppression was similar to DUPIXENT APG808 shows near - complete pSTAT6 inhibition for ~3 months APG808 600 mg D1, D29 (N=16) Placebo D1, D29 (N=5) Median % pSTAT6 Median % change from baseline in TARC 0 50 100 0 4 8 12 weeks - 40 - 30 - 20 - 10 0 APG808 DUPIXENT 1 - 31% - 34 % Median % change from baseline in TARC at 12 weeks 295pg/mL 245pg/mL Median baseline TARC NOTE: 1 patient was excluded from PD analysis population due to misdosing (received placebo at D1 and active dose D29). TARC data from different clinical trials conducted at different points in time, with differences in trial design, dosing regimen and patient populations. DUPIXENT data is from a Phase 3 study of moderate - to - severe asthma patients receiving DUPIXENT 300mg Q2W. Cross - trial comparisons cannot be made, and no head - to - head clinical trials have been conducted. APG808 is an investigational drug and has not been approved by the FDA as safe and effective. SOURCE: 1 Castro M, et al. NEJM 2018. pSTAT6 measured using flow cytometry of whole blood samples stimulated with 10 ng/mL IL - 13 (approximately 100 times the level of IL - 13 present in the sputum of severe asthma patients). APG808 data at 12 weeks, the longest available follow up. Similar results were obtained for pSTAT6 measured fo llowing stimulation with IL - 4.

Apogee /ˈ apəjē / noun The highest point in the development of something; a climax or culmination